EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
Total common stock equivalents that could be convertible into common stock were 13,706,369 and 9,860,296 for 2014 and 2013, respectively.

	2014	2013

Basic EPS
Net Loss	$(5,657,173)	$(6,801,714)
Weighted Average Shares	27,054,450	24,735,921

Basic Loss Per Share	$(0.21)	$(0.27)